Borrowings	12 Months Ended
Dec. 31, 2019
Borrowings
BORROWINGS

26.    Borrowings and derivative financial instrument

Significant accounting judgements and estimates

Borrowings

Expected future cash flows used to determine the fair value of borrowings (namely the Burnstone Debt) are inherently uncertain and could materially change over time. They are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, foreign currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.

Accounting policy

Borrowings

Borrowings are non-derivative financial liabilities categorised as other financial liabilities. Borrowings are recognised initially at fair value, net of transaction costs incurred, where applicable and subsequently measured at amortised cost using the effective interest method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date.

Derivative financial instruments

Derivatives are initially recognised at fair value using option pricing methodologies. Any directly attributable transaction costs are recognised in profit or loss as incurred. Subsequent to initial recognition, derivatives are measured at fair value, and changes are generally recognised in profit or loss.

For assets and liabilities that are recognised in the financial statements on a recurring basis, the Group determines whether transfers have occurred between levels in the fair value hierarchy by re-assessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

Borrowings

Figures in million - SA rand	Notes	2019	2018	2017
US$600 million RCF	26.1	5,711.9	2,726.5	-
R6.0 billion RCF	26.2	-	5,896.4	5,536.4
R5.5 billion RCF	26.3	2,500.0	-	-
2022 and 2025 Notes	26.4	9,609.8	9,808.7	12,597.7
US$ Convertible Bond	26.5	4,578.6	4,496.6	4,357.1
Burnstone Debt	26.6	1,330.4	1,145.1	1,537.5
Other borrowings	26.7	-	425.6	478.7
Franco-Nevada liability		2.0	2.0	1.7
Stillwater Convertible Debentures		3.5	3.8	3.3
US$350 million RCF		-	-	1,137.1
Total borrowings		23,736.2	24,504.7	25,649.5
Reconciliation of the non-current and current portion of the borrowings:
Borrowings		23,736.2	24,504.7	25,649.5
Current portion of borrowings		(38.3)	(6,188.2)	(1,657.5)
Non-current portion of borrowings		23,697.9	18,316.5	23,992.0

The current portion of borrowings will be repaid out of operational cash flows or it will be refinanced by utilising available Group facilities.

Derivative financial instruments

Figures in million - SA rand	Note	2019	2018	2017
Reconciliation of the non-current and current portion of the derivative financial instrument:
Derivative financial instruments	26.5	4,144.9	408.9	1,093.5
Non-current portion of derivative financial instrument		4,144.9	408.9	1,093.5

Roll forward of borrowings in the current year were as follows:

Figures in million - SA rand	Note	2019	2018	2017
Balance at beginning of the year		24,504.7	25,649.5	8,973.8
Borrowings acquired on acquisition of subsidiary	14.1	2,574.8	-	5,937.6
Loans raised		18,981.7	17,130.2	68,297.2
Loans repaid		(22,008.3)	(21,231.5)	(55,719.5)
Unwinding of loans recognised at amortised cost		374.4	538.3	222.1
Accrued interest (related to the 2022 and 2025 Notes, and US$ Convertible Bond)		769.9	942.5	507.8
Accrued interest paid		(777.7)	(907.2)	(431.5)
Gain on derecognition of borrowings		-	(179.7)	-
Loss/(gain) on the revised cash flow of the Burnstone Debt		96.6	(804.6)	(181.7)
(Gain)/loss on foreign exchange differences and foreign currency translation		(779.9)	3,367.2	(1,956.3)
Balance at end of the year		23,736.2	24,504.7	25,649.5

26.1   US$600 million RCF

On 21 May 2018, Sibanye-Stillwater cancelled and refinanced the US$350 million revolving credit facility (RCF) by drawing under the US$600 million RCF. The purpose of the facility was to refinance the US$350 million RCF, finance ongoing capital expenditure and working capital.

Terms of the US$600 million RCF
Facility:	US$600 million
Interest rate:	LIBOR
Interest rate margin:	1.85% if net debt to adjusted EBITDA is equal to or less than 2.50x
	2.00% if net debt to adjusted EBITDA is greater than 2.50x
Utilisation fees:

Where the total outstanding loans under the RCF fall within the range of the percentage of the total loan as set out below, Sibanye-Stillwater shall pay an utilisation fee equal to the percentage per annum set out opposite such percentage range.

	% of the total loans
	Less than or equal to 33⅓%	0.15%
	Greater than 33⅓% and less than or equal to 66⅔%	0.30%
	Greater than 66⅔%	0.50%

Term of facility:

Three years, subject to 2 one-year extensions at the lenders option. US$450 million of the facility lenders (i.e. six of the eight lenders) have exercised the first one year extension option year extension option.

Borrowers:	Sibanye Gold Limited, Stillwater, Kroondal Operations, SRPM and WPL.
Security and/or guarantors:	The facility is unsecured and guaranteed by Sibanye Gold Limited, Stillwater, Kroondal Operations, SRPM and WPL.

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	2,726.5	-	-
Loans raised	9,067.1	5,391.6	-
Loans repaid	(5,826.2)	(2,744.7)	-
Loss on foreign exchange differences	6.4	73.1	-
Foreign currency translation	(261.9)	6.5	-
Balance at end of the year	5,711.9	2,726.5	-

26.2   R6.0 billion RCF

On 15 November 2016, Sibanye-Stillwater cancelled and refinanced a R4.5 billion Facility by drawing under the R6.0 billion RCF. The purpose of the facility was to refinance the R4.5 billion Facility, finance ongoing capital expenditure, working capital and general corporate expenditure requirements which may include the financing of future acquisitions of business combinations. This facility was refinanced and cancelled in November 2019.

Terms of the R6.0 billion RCF
Facility:	R6.0 billion
Interest rate:	JIBAR
Interest rate margin:	During the Covenant adjustment period, being 30 June 2017 to 31 December 2019, the margin will be based on the following net debt to adjusted EBITDA ratios:
	Net debt to adjusted EBITDA ratios	Margin %
	0.00:1 – 3.00:1	2.40%
	3.00:1 – 3.25:1	2.65%
	3.25:1 – 3.50:1	2.90%
After the covenant adjustment period the margin will return to 2.4%
Term of facility:	Three years
Borrowers:	Sibanye Gold Limited, SRPM and Kroondal Operations
Security and/or guarantors:	The facility was unsecured and guaranteed by Sibanye Gold Limited, Stillwater, SRPM and Kroondal.

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	5,896.4	5,536.4	5,100.0
Loans raised	1,150.0	360.0	800.0
Loans repaid	(5,046.4)	-	(363.6)
Inter Bank transfer	(2,000.0)	-	-
Balance at end of the year	-	5,896.4	5,536.4

26.3   R5.5 billion RCF

On 11 November 2019, Sibanye-Stillwater refinanced and cancelled the R6.0 billion revolving credit facility (RCF) by drawing under the R5.5 billion RCF. The purpose of the facility was to refinance facilities, finance ongoing capital expenditure and general corporate expenditure requirements.

Terms of the R5.5 billion RCF
Facility:	R5.5 billion
Interest rate:	JIBAR
Interest rate margin:	2.40% if net debt to adjusted EBITDA is equal to or less than 2.00x
2.60% if net debt to adjusted EBITDA is greater than 2.00x
Term of facility:	Three years, subject to two one-year extensions at the lenders option
Borrowers:	Sibanye Gold Limited, Kroondal Operations , SRPM and WPL.
Security and/or guarantors:	The facility is unsecured and guaranteed by Sibanye Gold Limited, Stillwater, Kroondal Operations, SRPM and WPL.

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	-	-	-
Loans raised	500.0	-	-
Loans repaid	-	-	-
Inter Bank transfer	2,000.0
Balance at end of the year	2,500.0	-	-

26.4    2022 and 2025 Notes

On 27 June 2017, Stillwater Mining Co. completed a two-tranche international corporate bond offering 6.125% Notes due on 27 June 2022 (the 2022 Notes) and 7.125% Notes due on 27 June 2025 (the 2025 Notes) (together the 2022 and 2025 Notes) with the proceeds applied towards the partial repayment of the Stillwater Bridge Facility, raised for the acquisition of Stillwater. On 19 September 2018, Sibanye-Stillwater concluded the repurchase of a portion of the 2022 and 2025 Notes issued by Stillwater Mining Company. The total purchase price was approximately US$345 million (nominal value of US$349 million) and was funded from existing cash resources, including the US$500 million advance proceeds from the Streaming transaction.

Terms of the 2022 and 2025 Notes
Facility:	US$500 million 6.125% Senior Notes due 2022 (the 2022 Notes)
US$550 million 7.125% Senior Notes due 2025 (the 2025 Notes)
Outstanding nominal value:	2022 Notes: US$353.7 million
2025 Notes: US$346.9 million
Interest rate:	2022 Notes: 6.125%
2025 Notes: 7.125%
Term of the Notes:	2022 Notes: Five years
2025 Notes: Eight years
Issuer:	Stillwater Mining Company
Guarantors:

Each of the Notes will be fully and unconditionally guaranteed, jointly and severally by the Guarantors (Kroondal Operations, SRPM and Sibanye Gold Limited). WPL acceded as a guarantor on 8 January 2020, post the year end. The Guarantees rank equally in right of payment to all existing and future senior debt of the Guarantors.

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	9,808.7	12,597.7	-
Loans raised	-	-	13,109.5
Loans repaid	-	(5,107.4)	-
Accrued interest paid	(672.2)	(795.5)	(431.5)
Interest charge	664.9	836.6	478.1
Unwinding of amortised cost	47.9	196.7	29.7
Gain on derecognition of borrowings	-	(128.8)	-
Foreign currency translation	(239.5)	2,209.4	(588.1)
Balance at end of the year	9,609.8	9,808.7	12,597.7

26.5   US$ Convertible Bond

The US$ Convertible Bond was launched and priced on 19 September 2017 with the proceeds applied towards the partial repayment of the Stillwater Bridge Facility, raised for the acquisition of Stillwater. On 11 September 2018, Sibanye-Stillwater concluded the repurchase of a portion of the US$ Convertible Bond. An aggregate principal amount of US$66 million for a total purchase price of approximately US$50 million was repurchased. Sibanye-Stillwater funded the repurchase from existing cash resources, including the US$500 million advance proceeds of the streaming transaction.

Terms of the US$ Convertible Bond
Issue size:	US$450 million
Outstanding nominal value:	US$384 million
Coupon:	1.875%
Maturity date:	26 September 2023 (six years)
Conversion premium:	35%
Reference share price:	US$1.2281, being the volume weighted average price of a share on the JSE from launch to pricing on 19 September 2017, converted at a fixed exchange rate.
Initial conversion price:	US$1.6580
Issuer:	Sibanye Gold Limited
Guarantors:	Stillwater and Kroondal Operations

The US$ Convertible Bond has two components. The option component is recognised as a derivative liability, measured at fair value, with changes in fair value recorded in profit or loss and reported separately in the statement of financial position. The bond component is recognised as a financial liability and measured at amortised cost using the effective interest method.

Convertible bond at amortised cost

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	4,496.6	4,357.1	-
Loans raised	-	-	4,634.5
Loans repaid	-	(745.2)	-
Accrued interest paid	(105.5)	(111.7)	-
Interest charge	105.0	105.9	29.8
Unwinding of amortised cost	196.8	185.8	50.7
Gain on derecognition of borrowings	-	(50.9)	-
Gain/(loss) on foreign exchange differences	(114.3)	755.6	(357.9)
Balance at end of the year	4,578.6	4,496.6	4,357.1

Derivative financial instrument at fair value

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	408.9	1,093.5	-
Loss/(gain) on financial instruments[1]	3,911.5	(678.1)	(115.9)
Gain on derecognition of derivative financial instrument	-	(50.3)	-
Derivative financial instrument recognised	-	-	1,296.6
(Gain)/loss on foreign exchange differences	(175.5)	43.8	(87.2)
Balance at end of the year	4,144.9	408.9	1,093.5

[1] The R3,911.5 million loss on financial instrument is mainly attributable to the 258% increase in the Sibanye-Stillwater share price as at 31 December 2019 relative to the prior year. The loss on financial instrument is calculated based on the year end share price of R35.89 per share, ZAR/USD exchange rate of R14.00 and a volatility of 38.76%. The derivative was valued using a partial differential equation model

26.6   Burnstone Debt

Sibanye Gold Eastern Operations (SGEO) has bank debt of US$178.1 million (R1,883.9 million) (the Burnstone Debt) outstanding as part of the net assets acquired on 1 July 2014.

Terms of the Burnstone Debt

Facility:	A1: US$0.2 million
A2: US$7.8 million
A3: US$51.0 million
A4: US$119.1 million
Interest rate:	A1 and A2: Interest free
A3 and A4: Interest free until 1 July 2017, then at LIBOR
Interest rate margin:	A3 and A4: 4% from 1 July 2017
Term of loan:	No fixed term
Repayment period:	A1: Repaid on 1 July 2014
A2: From 1 July 2017 the first 50% of Burnstone’s free cash flow (as defined in the settlement agreement) will be used to repay the Wits Gold Loan and the balance of 50% to repay A2.

A3 and A4: On settlement of A2. 90% of Burnstone’s free cash flow will be used to repay the Wits Gold Loan and the balance of 10% to repay the Burnstone Debt. On settlement of the Wits Gold Loan and interest, 30% of Burnstone’s free cash flow will be used to repay the Burnstone Debt and the balance will be distributed to Wits Gold.

The Bank Lenders will continue to participate in 10% of Burnstone’s free cash flow after the Burnstone Debt has been repaid in full to a maximum amount of US$63.0 million under a revenue participation agreement.

Security:

The Burnstone Debt is fully secured against the assets of Burnstone (of R2.0 billion) and there is no recourse to the Sibanye-Stillwater Group. The security package includes a cession over the bank accounts, insurance policies’ proceeds, special and general notarial bonds over movable assets and mortgage bonds over property.

The Burnstone Debt facilities of US$178.1 million (R1,883.9 million) were initially recognised at the acquisition fair value using level 3 assumptions, being R1,007.6 million, in terms of IFRS 13. The expected free cash flows to repay the loan as detailed above were based on the estimates and assumptions to determine the fair value:

•A US$ swap forward curve adjusted with the 4% interest rate margin above;

•The annual life of mine plan that takes into account the following:

- Proved and probable ore reserves of Burnstone;

- Cash flows are based on the life-of-mine plan of 20 years; and

- Capital expenditure estimates over the life-of-mine plan.

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	1,145.1	1,537.5	1,752.6
Accrued interest and unwinding of amortised cost	120.1	152.9	141.6
Loss/(gain) on revised estimated cash flows[1]	96.6	(804.6)	(181.7)
(Gain)/loss on foreign exchange differences	(31.4)	259.3	(175.0)
Balance at end of the year	1,330.4	1,145.1	1,537.5

1  At 31 December 2019, the expected free cash flows expected to repay the loan as detailed above were revised as a result of revised cash flows over the life of mine plan due to:

•Revised forecast costs and capital expenditure; and

•Revised gold prices 2019: R686,225/kg (2018: R585,500/kg and 2017: R545,000/kg) and exchange rates 2019: R14.00/US$ (2018: R14.00/US$ and 2017: R12.94/US$)

26.7   Other borrowings

Short-term credit facilities

Sibanye-Stillwater has uncommitted loan facilities with various banks to fund capital expenditure and working capital requirements at its operations. These facilities have no fixed terms, are short-term in nature and interest rates are market related.

Figures in million - SA rand	2019	2018	2017
Balance at beginning of the year	425.6	478.7	749.5
Loans raised	8,264.6	10,798.6	14,721.5
Loans repaid	(11,135.7)	(10,854.6)	(14,992.3)
Unwinding of amortised cost	9.6	2.9	-
Borrowings acquired on acquisition of subsidiary	2,574.8	-	-
Other	1.3	-	-
Gain on foreign exchange differences	(140.2)	-	-
Balance at end of the year	-	425.6	478.7

26.8   Fair value of financial instruments and risk management

Fair value of borrowings

The fair value of variable interest rate borrowings approximates its carrying amounts as the interest rates charged are considered marked related. Fair value of fixed interest rate borrowings was determined through reference to ruling market prices and interest rates.

The fair value of the derivative financial instrument is estimated based on ruling market prices, volatilities and interest rates, option pricing methodologies based on observable quoted inputs, and constitute a level 2 instrument on the fair value hierarchy.

The table below shows the fair value and carrying amount of borrowings where the carrying amount does not approximate fair value:

	Carrying value	Fair value
Figures in million - SA rand		Level 1	Level 2	Level 3
31 December 2019
2022 and 2025 Notes	9,609.8	10,138.4	-	-
US$ Convertible Bond[1]	4,578.6	-	4,724.5	-
Burnstone Debt[2]	1,330.4	-	-	1,441.0
Total	15,518.8	10,138.4	4,724.5	1,441.0
31 December 2018
2022 and 2025 Notes	9,808.7	9,312.0	-	-
US$ Convertible Bond[1]	4,496.6	-	3,736.1	-
Burnstone Debt[2]	1,145.1	-	-	1,075.6
Total	15,450.4	9,312.0	3,736.1	1,075.6
31 December 2017
2022 and 2025 Notes	12,597.7	13,295.3	-	-
US$ Convertible Bond[1]	4,357.1	-	4,239.1	-
Burnstone Debt[2]	1,537.5	-	-	1,536.5
Total	18,492.3	13,295.3	4,239.1	1,536.5

[1] The fair value of the amortised cost component of the US$ Convertible Bond is based on the quoted price of the instrument after separating the fair value of the derivative component

[2] The fair value of the Burnstone Debt been derived from discounted cash flow models. These models use several key assumptions, including estimates of future sales volumes, Gold prices, operating costs, capital expenditure and discount rate

Liquidity risk

The following are contractually due, undiscounted cash flows resulting from maturities of financial liabilities including interest payments:

Figures in million - SA rand	Total	Within one year	Between one and five years	After five years
31 December 2019
Other payables	3,808.6	775.4	2,918.6	114.6
Trade and other payables	7,739.5	7,739.5	-	-
Borrowings	-
- Capital	-
US$600 million RCF	5,711.9	-	5,711.9	-
R5.5 billion RCF	2,500.0	-	2,500.0	-
2022 and 2025 Notes	9,808.4	-	4,951.8	4,856.6
US$ Convertible Bond	5,376.0	-	5,376.0	-
Burnstone Debt	109.0	-	109.0	-
Franco-Nevada liability	2.0	2.0	-	-
Stillwater Convertible Debentures	3.5	3.5	-	-
Other borrowings	-	-	-	-
- Interest	7,820.8	1,184.2	2,698.3	3,938.3
Total	42,879.7	9,704.6	24,265.6	8,909.5
31 December 2018
Other payables	3,386.8	293.3	1,968.9	1,124.6
Trade and other payables	5,159.9	5,159.9	-	-
Borrowings
- Capital
US$600 million RCF	2,726.5	-	2,726.5	-
R6.0 billion RCF	5,896.4	5,896.4	-	-
2022 and 2025 Notes	10,053.6	-	5,075.6	4,978.0
US$ Convertible Bond	5,510.4	-	5,510.4	-
Burnstone Debt	2,552.9	-	-	2,552.9
Franco-Nevada liability	2.0	2.0	-	-
Stillwater Convertible Debentures	3.8	3.8	-	-
Other borrowings	252.3	252.3	-	-
- Interest	9,386.9	1,543.8	3,568.6	4,274.5
Total	44,931.5	13,151.5	18,850.0	12,930.0

Market risk

Foreign currency sensitivity

Certain of the Group’s US dollar borrowing facilities have been drawn down by Companies with SA Rand as their functional currency, therefore some of the Groups borrowings are sensitive to changes in the rand/US dollar exchange rate. A one percentage point depreciation in the SA rand closing exchange rate of R14.00/US$ (2018: R14.35/US$ and 2017: R12.36/US$) would have reduced the gain on foreign exchange differences by R102.2 million (2018: R38.7 million and 2017: R81.2 million). A one percentage point appreciation in the exchange rate would have increased the gain on foreign exchange differences by R102.2 million (2018: R38.7 million and 2017: R81.2 million).

Interest rate sensitivity

As at 31 December 2019, the Group’s total borrowings amounted to R23,736.2 million (2018: R24,504.7 million and 2017: R25,649.5 million). The Group generally does not undertake any specific action to cover its exposure to interest rate risk, although it may do so in specific circumstances.

The portion of Sibanye-Stillwater’s interest-bearing borrowings at period end that is exposed to interest rate fluctuations is R23,730.7 million (2018: R24,498.9 million and 2017: R25,644.5 million). This debt is normally rolled for periods between one and three months and is therefore exposed to the rate changes in this period.

At 31 December 2019, of the total borrowings, R2,500.0 million (2018: R6,322.0 million and 2017: R6,015.1 million) is exposed to changes in the JIBAR rate and R7,042.3 million (2018: R3,871.6 million and 2017: R2,674.6 million) is exposed to changes in the LIBOR rate.

The table below summarises the effect of a change in finance expense on the Group’s profit or loss had JIBAR and LIBOR differed as indicated. The analysis is based on the assumption that the applicable interest rate increased/decreased with all other variables held constant. All financial instruments with fixed interest rates that are carried at amortised cost are not subject to the interest rate sensitivity analysis.

Interest rate sensitivity analysis

	Change in interest expenses for a change in interest rate[1]
Figures in million - SA rand	-1.5%	-1.0%	-0.5%	0.5%	1.0%	1.5%
31 December 2019
- JIBAR	37.5	25.0	12.5	(12.5)	(25.0)	(37.5)
- LIBOR	105.6	70.4	35.2	(35.2)	(70.4)	(105.6)
Change in finance expense	143.1	95.4	47.7	(47.7)	(95.4)	(143.1)
31 December 2018
- JIBAR	88.5	59.0	29.5	(29.5)	(59.0)	(88.5)
- LIBOR	79.2	52.8	26.4	(26.4)	(52.8)	(79.2)
Change in finance expense	167.7	111.8	55.9	(55.9)	(111.8)	(167.7)

[1] Interest rate sensitivity analysis is performed on the borrowings balance at 31 December

The exposure to interest rate changes and the contractual repricing dates

The exposure of the Group’s borrowings to interest rate changes and the contractual repricing dates at the reporting dates is as follows:

Figures in million - SA rand	2019	2018	2017
Floating rate with exposure to change in JIBAR	2,500.0	6,322.0	6,015.1
Floating rate with exposure to change in LIBOR	7,042.3	3,871.6	2,674.6
Non-current borrowings exposed to interest rate changes	9,542.3	10,193.6	8,689.7

The Group has the following undrawn borrowing facilities:
Committed	5,688.0	5,987.1	3,652.5
Uncommitted	1,050.0	757.7	471.3
Total undrawn facilities	6,738.0	6,744.8	4,123.8

All of the above facilities have floating rates. The undrawn committed facilities have the following expiry dates:
- within one year	-	103.6	3,188.9
- later than one year and not later than two years	672.0	-	463.6
- later than two years and not later than three years	5,016.0	5,883.5	-
Total undrawn committed facilities	5,688.0	5,987.1	3,652.5

26.9   Capital management

The Group’s primary objective with regards to managing its capital is to ensure that there is sufficient capital available to support the funding requirements of the Group, including capital expenditure, in a way that: optimises the cost of capital; maximises shareholders’ returns; and ensures that the Group remains in a sound financial position.

The Group manages and makes adjustments to the capital structure as and when borrowings mature or as and when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. Opportunities in the market are also monitored closely to ensure that the most efficient funding solutions are implemented.

The Group monitors capital using the ratio of net debt to adjusted earnings before interest, taxes, depreciation and amortisation (EBITDA), but does not set absolute limits for this ratio.

Net debt to adjusted EBITDA at 31 December 2019 of 1.4 exceeds the Group’s targeted ratio of net debt to adjusted EBITDA of 1.0:1 or lower. Utilising the committed unutilised debt facilities above, will impact on the leverage ratio. The borrowing facilities permit a leverage ratio of 3.5:1 through to 31 December 2019, and 2.5:1 thereafter, calculated on a quarterly basis. Sibanye-Stillwater plans to deleverage over time back to its targeted leverage ratio of no greater than 1.0:1.

Figures in million - SA rand	2019	2018	2017
Borrowings[1]	26,550.7	23,768.5	25,205.5
Cash and cash equivalents[2]	5,586.3	2,499.4	2,029.8
Net debt[3]	20,964.4	21,269.1	23,175.7
Adjusted EBITDA[4]	14,956.0	8,369.4	9,045.1
Net debt to adjusted EBITDA (ratio)[5]	1.4	2.5	2.6

[1] Borrowings are only those borrowings that have recourse to Sibanye-Stillwater. Borrowings, therefore, exclude the Burnstone Debt and include the derivative financial instrument

[2] Cash and cash equivalents exclude cash of Burnstone

[3] Net debt represents borrowings and bank overdraft less cash and cash equivalents. Borrowings are only those borrowings that have recourse to Sibanye-Stillwater and therefore exclude the Burnstone Debt and include the derivative financial instrument. Net debt excludes cash of Burnstone

[4] The adjusted EBITDA calculation is based on the formula included in the facility agreements for compliance with the debt covenant formula. Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is not a measure of performance under IFRS and should be considered in addition to, and not as a substitute for, other measures of financial performance and liquidity

[5] Net debt to adjusted EBITDA ratio is defined as net debt as at the end of a reporting period divided by adjusted EBITDA of the 12 months ended on the same reporting date

Reconciliation of loss before royalties, carbon tax and tax to adjusted EBITDA:

Figures in million - SA rand	2019	2018	2017
Loss before royalties, carbon tax and tax	(856.3)	(1,224.3)	(6,981.2)
Adjusted for:
Amortisation and depreciation	7,214.1	6,613.8	5,699.7
Interest income	(560.4)	(482.1)	(415.5)
Finance expense	3,302.5	3,134.7	2,971.8
Share-based payments	363.3	299.4	231.9
Loss/(gain) on financial instruments	6,015.1	(1,704.1)	1,114.4
Gain on foreign exchange differences	(325.5)	(1,169.1)	(292.4)
Share of results of equity-accounted investees after tax	(721.0)	(344.2)	(291.6)
Change in estimate of environmental rehabilitation obligation, and right of recovery receivable and payable	88.9	(66.6)	248.9
Gain on disposal of property, plant and equipment	(76.6)	(60.2)	(40.7)
Impairments	86.0	3,041.4	4,411.0
Gain on derecognition of borrowing and derivative financial instrument	-	(230.0)	-
Gain on acquisition	(1,103.0)	-	-
Restructuring costs	1,252.4	142.8	729.8
Transaction costs	447.8	402.5	552.1
IFRS 16 lease payments	(131.7)	-	-
Occupational healthcare expense	(39.6)	15.4	1,106.9
Adjusted EBITDA	14,956.0	8,369.4	9,045.1